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                                                                    Exhibit  4.6


                           SPECIMEN SHARE CERTIFICATE

PLEASE SEE RESTRICTIVE LEGEND ON REVERSE SIDE HEREOF


NUMBER                                                                 SHARES
Specimen                          [ARTWORK]                           Specimen

                                                                    CUSIP NUMBER


                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
                                  ENSTAR INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA



THIS CERTIFIES THAT     Specimen                                IS THE OWNER AND
                   ---------------------------------------------
REGISTERED HOLDER OF    Specimen-------------------------------------- SHARES OF
                    ---------------------------------------------------
         Fully paid and nonassessable Common Stock, $.01 par value, of
                                  ENStar, Inc.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

                  IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION.

                  THIS                  DAY OF                  , 19      .
                      ------------------      ------------------    ------
       NO
   CORPORATE      ------------------------    ----------------------------
      SEAL                SECRETARY                     PRESIDENT





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A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said corporation to any stockholder upon request and without charge.





FOR VALUE RECEIVED ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


____________________________________________________________________

_____________________________________________________________ SHARES

REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

____________________________________________ATTORNEY

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED______, 19_____

IN THE PRESENCE OF___________________________________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENGARGEMENT OR ANY CHANGE WHATEVER.



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